UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 03, 2026

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive
College Park, Maryland		20740
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 298-7997

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IONQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 3, 2026, IonQ, Inc. (the “Company”) completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding shares of common stock of Elisity, Inc., a Delaware corporation (“Elisity”), pursuant to the terms of the Agreement and Plan of Merger, dated as of October 9, 2026, by and among the Company, Elisity, Espresso Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Fortis Advisors LLC, solely in its capacity as the representative of the securityholders (the “Holder Representative”). The consideration (the “Closing Consideration”) delivered in connection with the closing of the Acquisition consists of 32,233,274 shares of the Company’s common stock, par value $0.0001 per share (each, a “Share”). In addition to the Closing Consideration, Elisity’s securityholders will be eligible to receive up to 4,265,934 Shares in earn-out consideration, depending on the achievement of financial metrics through January 2028, which, together with the Closing Consideration, constitutes the merger consideration of up to 36,499,208 Shares (the “Merger Consideration”).

In connection with the closing of the Acquisition and the issuance of the Merger Consideration, the Company and the Holder Representative entered into a Registration Rights Agreement, dated as of November 3, 2026 (the “Registration Rights Agreement”), pursuant to which recipients of the Closing Consideration have certain registration rights with respect thereto.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2026, the Company issued a press release announcing its financial results for the second quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this Current Report on Form 8-K related to the Closing Consideration is incorporated herein by reference. The Shares were issued pursuant to one or more exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including those provided by Section 4(a)(2) of the Securities Act and Regulation D and Regulation S promulgated under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On November 4, 2026, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release has been furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Registration Rights Agreement, dated as of November 3, 2026, by and between IonQ, Inc. and the Holder Representative named therein.
99.1	Press Release, dated November 5, 2026.
99.2	Press Release announcing the closing of the Acquisition, dated November 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Date:	November 5, 2026	By:	/s/ Paul T. Dacier
Paul T. Dacier Chief Legal Officer and Corporate Secretary